                                                                      EXHIBIT 24



                            THE TESSERACT GROUP, INC.

                                Power of Attorney
                           of Director and/or Officer


          The undersigned director and/or officer of The TesseracT Group, Inc., a Minnesota corporation, does hereby make, constitute and appoint John T. Golle and Gerald A. Haugen, and any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, of shares of Common Stock of said Corporation authorized for issuance under said Corporation's 1988 Stock Option Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 26th day of December, 1997.



                                         /s/ Robert I. Karon
                                        ----------------------------------------
                                        Robert I. Karon

                            THE TESSERACT GROUP, INC.

                                Power of Attorney
                           of Director and/or Officer


          The undersigned director and/or officer of The TesseracT Group, Inc., a Minnesota corporation, does hereby make, constitute and appoint John T. Golle and Gerald A. Haugen, and any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, of shares of Common Stock of said Corporation authorized for issuance under said Corporation's 1988 Stock Option Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 26th day of December, 1997.



                                         /s/ Gale R. Mellum
                                        ----------------------------------------
                                        Gale R. Mellum

                            THE TESSERACT GROUP, INC.

                                Power of Attorney
                           of Director and/or Officer


          The undersigned director and/or officer of The TesseracT Group, Inc., a Minnesota corporation, does hereby make, constitute and appoint John T. Golle and Gerald A. Haugen, and any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, of shares of Common Stock of said Corporation authorized for issuance under said Corporation's 1988 Stock Option Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 26th day of December, 1997.



                                         /s/ John T. Walton
                                        ----------------------------------------
                                        John T. Walton

                            THE TESSERACT GROUP, INC.

                                Power of Attorney
                           of Director and/or Officer


          The undersigned director and/or officer of The TesseracT Group, Inc., a Minnesota corporation, does hereby make, constitute and appoint John T. Golle and Gerald A. Haugen, and any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, of shares of Common Stock of said Corporation authorized for issuance under said Corporation's 1988 Stock Option Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 26th day of December, 1997.



                                         /s/ Martha Taylor Thomas
                                        ----------------------------------------
                                        Martha Taylor Thomas

                            THE TESSERACT GROUP, INC.

                                Power of Attorney
                           of Director and/or Officer


          The undersigned director and/or officer of The TesseracT Group, Inc., a Minnesota corporation, does hereby make, constitute and appoint John T. Golle and Gerald A. Haugen, and any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of said Corporation to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by said Corporation with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, of shares of Common Stock of said Corporation authorized for issuance under said Corporation's 1988 Stock Option Plan, and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 26th day of December, 1997.



                                         /s/ Richard T. Burke
                                        ----------------------------------------
                                        Richard T. Burke